UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2006

                               AMASYS Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-21555                 54-1812385
----------------------------     ---------------------      --------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia              22314
---------------------------------------------------------            ----------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (703) 797-8111
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant
                ---------------------------------------------

     (a) On January 18, 2006 AMASYS Corporation (the "Company") filed a Current Report on Form 8-K reporting that it engaged Turner, Stone & Company, L.L.P. ("Turner Stone") as its new independent registered public accounting firm, effective January 17, 2006. The Company reported that it continued its relationship with Kaiser Scherer & Schlegel, PLLC ("KSS") as its independent registered public accounting firm through the preparation and filing on November 14, 2005 of the Registrant's Form 10-QSB for the quarter ended September 30, 2005. KSS was dismissed as the Company's independent registered public accounting firm effective January 17, 2006. The decision to change the Company's independent registered public accounting firm was approved by the Company's Audit Committee of the Board of Directors.

     KSS's reports on the consolidated financial statements of the Registrant as of and for the years ended June 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Turner Stone has been engaged to audit the consolidated financial statements of the Registrant as of and for the year ending June 30, 2006. The engagement of Turner Stone was approved by the Registrant's Audit Committee.

     In connection with the audits of the two fiscal years ended June 30, 2005 and the subsequent interim period through the date of this Report, there were
(1) no disagreements with KSS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KSS, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

     The Registrant has provided KSS with a copy of the disclosures contained in this Report, which was received by KSS on January 30, 2006. The Registrant has requested KSS to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-B. Such letter is included in this Report as Exhibit 16.

     (b) Turner Stone was engaged by the Registrant on January 17, 2006 to audit the consolidated financial statements of the Registrant as of and for the year ending June 30, 2006. During the period beginning July 1, 2004 through the date of this Report, the Registrant did not consult with Turner Stone regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

(c)  Exhibits.

                Exhibit No.     Description
                -----------     -----------

                16 Letter of KSS regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMASYS CORPORATION



DATE:  February 3, 2006             By: /s/ C.W. Gilluly, Ed.D.
                                        ----------------------------------------
                                        C.W. Gilluly, Ed.D.
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

        Exhibit No.     Description
        -----------     -----------

          16            Letter of KSS regarding change in certifying accountant